UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 22, 2020

Federal Home Loan Bank of Pittsburgh

(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 Grant Street, Pittsburgh, Pennsylvania		15219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 412-288-3400

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 22, 2020, the Board of Directors (“Board”) of the Federal Home Loan Bank of Pittsburgh (“Bank”) elected Andrew W. Hasley, President, Standard Bank, to fill the vacant Pennsylvania Member Director position.  Mr. Hasley was elected to serve the remainder of former Pennsylvania Member Director James R. Biery’s term which expires on December 31, 2020.

The Bank’s Board selected Mr. Hasley in accordance with the rules of the Federal Housing Finance Agency, requiring the Board to select an officer or director of a Pennsylvania member of the Bank to fill the vacant position for the remainder of the term.  Mr. Hasley will serve on the Affordable Housing, Products & Services Committee, the Audit Committee and the Enterprise Risk Management Committee.

Mr. Hasley will be compensated in accordance with the Bank’s 2020 Directors’ Compensation Policy (“Policy”).  Directors serving on the Bank's Board in 2020 are eligible to receive compensation under the Policy up to the following amounts:  (1) $147,500 for the Chair of the Board; (2) $125,000 for the Vice Chair of the Board and for each committee Chair; and (3) $112,500 for each of the other directors.

The Bank is a cooperative and most of the Bank’s business is conducted with its members.  In the normal course of its business, the Bank extends credit to and transacts other business with members whose officers or directors may serve as member directors of the Bank.  It is the Bank’s policy to extend credit to and transact other business with members having directors or officers serving on the Bank’s Board on terms and conditions that are no more favorable than the terms of comparable transactions with similarly situated members having no Board representation.

Item 7.01 Regulation FD Disclosure

Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the Bank’s press release regarding Mr. Hasley’s election to the Board.  The information being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and the information contained in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1 is furnished herewith.

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated January 24, 2020, issued by the Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh

January 24, 2020	By:	/s/ Dana A. Yealy
Managing Director, General Counsel and Corporate Secretary